Concentration of Credit Risk	12 Months Ended
Dec. 31, 2012
Concentration of Credit Risk
16.	CONCENTRATION OF CREDIT RISK

Our accounts receivable subject us to the potential for credit risk with our customers. At December 31, 2012, three customers accounted for $55.7 million or 12.2% of gross accounts receivable, compared to $44.5 million, or 10.8% of gross receivables at December 31, 2011. We perform ongoing credit evaluations of our customers’ financial condition. We maintain an allowance for doubtful accounts for potential credit losses based upon historical trends, specific collection problems, historical write-offs, account aging and other analysis of all accounts and notes receivable. At February 1, 2013, $42.2 million, or 76%, of the December 31, 2012 accounts receivable from the three customers noted above had been received.